Plan under Section 18f-3(d)
                         Amendment dated January 8, 2004

                   Filed pursuant to Item 23(n) of Form N-1A

--------------------------------------------------------------------------------
                                   SECTION I.
--------------------------------------------------------------------------------

    FOR THE FUNDS LISTED IN SCHEDULE I (THOSE WITH CLASSES A, B, C, I AND Y)

Separate Arrangements

Each class of shares will represent interests in the same portfolio of investments of the Fund and be identical except those differences that relate to
(a) the impact of the disproportionate payments made under the Rule 12b-1 plan;
(b) the impact of the disproportionate payments made because of service fees;
(c) the differences in class expenses including transfer agent fees and any other expense determined by the board to be a class expense; and (d) the difference in voting rights on the 12b-1 plan, exchange privileges and class designations. The current classes of shares are as follows:

SALES CHARGES
------------ ----------------- --------------------- ---------------------
               Equity Funds     Fixed Income Funds    Money Market Funds
------------ ----------------- --------------------- ---------------------
Class A       5.75% initial    4.75% initial sales     No sales charge.
               sales charge      charge waived or
                waived or      reduced for certain
               reduced for          purchases.
                 certain
                purchases.
------------ -------------------------------------------------------------
Class B Contingent deferred sales charge ranging from 5% down to 0% after six years.


------------ -------------------------------------------------------------
Class C      Contingent deferred sales charge of 1% on redemptions of
             shares held for less than one year
------------ -------------------------------------------------------------
Class I      No sales charge
------------ -------------------------------------------------------------
Class Y      No sales charge
------------ -------------------------------------------------------------

Expense Allocation Procedures

American Express Financial Corporation, as the Fund's administrator, on a daily basis shall allocate the income, expenses, and realized and unrealized gains and losses of the Fund on the basis of the relative percentage of net assets of each class of shares, except class specific expenses for service fees, 12b-1 distribution fees, and transfer agent fees which shall be paid directly by the applicable class as follows:

     SERVICE FEE:

             Class Y:   10 basis points

         12B-1 FEE:
         ----------- ------------------- ------------------- ------------------
                        Equity Funds     Fixed Income Funds    Money Market
                                                                   Funds
         ----------- ------------------- ------------------- ------------------
         Class A      25 basis points     25 basis points     10 basis points
         ----------- ------------------- ------------------- ------------------
         Class B      100 basis points    100 basis points    85 basis points
         ----------- ------------------- ------------------- ------------------
         Class C      100 basis points    100 basis points    75 basis points
         ----------- ------------------- ------------------- ------------------
         Class I            None                None               None
         ----------- ------------------- ------------------- ------------------
         Class Y            None                None               None
         ----------- ------------------- ------------------- ------------------


         TRANSFER AGENT FEE:
         The annual per account fee is as follows:
         ----------- ------------------- ------------------- ------------------
                        Equity Funds     Fixed Income Funds    Money Market
                                                                  Funds
         ----------- ------------------- ------------------- ------------------
         Class A           $19.50              $20.50             $22.00
         ----------- ------------------- ------------------- ------------------
         Class B           $20.50              $21.50             $23.00
         ----------- ------------------- ------------------- ------------------
         Class C           $20.00              $21.00             $22.50
         ----------- ------------------- ------------------- ------------------
         Class I           $1.00               $1.00               $1.00
         ----------- ------------------- ------------------- ------------------
         Class Y           $17.50              $18.50             $20.00
         ----------- ------------------- ------------------- ------------------


Should an expense of a class be waived or reimbursed, American Express Financial Corporation first will determine that the waiver or reimbursement will not result in another class subsidizing the class, is fair and equitable to all classes and does not operate to the detriment of another class and then shall monitor the implementation and operation to assure the waiver or reimbursement operates consistent with the determination. The board shall monitor the actions of American Express Financial Corporation.

Exchange Privileges

Shares of a class may be exchanged for shares of the same class of another fund that is part of the American Express Funds.

Conversion Privileges

Class B shares, including a proportionate amount of shares acquired through reinvestment of distributions, will convert into Class A shares in the ninth year of ownership at relative net asset values without the imposition of any fee.

--------------------------------------------------------------------------------
                                   SECTION II.
--------------------------------------------------------------------------------

     FOR THE FUNDS LISTED IN SCHEDULE II (THOSE WITH CLASSES A, B, C AND Y)

Separate Arrangements

Each class of shares will represent interests in the same portfolio of investments of the Fund and be identical except those differences that relate to
(a) the impact of the disproportionate payments made under the Rule 12b-1 plan;
(b) the impact of the disproportionate payments made because of service fees;
(c) the differences in class expenses including transfer agent fees and any other expense determined by the board to be a class expense; and (d) the difference in voting rights on the 12b-1 plan, exchange privileges and class designations. The current classes of shares are as follows:

SALES CHARGES
-------------- --------------------------------- -----------------------------
                         Equity Funds                 Fixed Income Funds
-------------- --------------------------------- -----------------------------
Class A           5.75% initial sales charge      4.75% initial sales charge
                waived or reduced for certain       waived or reduced for
                          purchases.                  certain purchases.
-------------- ---------------------------------------------------------------
Class B        Contingent deferred sales charge ranging from 5% down to 0%
               after six years.
-------------- ---------------------------------------------------------------
Class          C Contingent deferred sales charge of 1% on redemptions of shares held for less than one year.
-------------- ---------------------------------------------------------------
Class Y        No sales charge.
-------------- ---------------------------------------------------------------

Expense Allocation Procedures

American Express Financial Corporation, as the Fund's administrator, on a daily basis shall allocate the income, expenses, and realized and unrealized gains and losses of the Fund on the basis of the relative percentage of net assets of each class of shares, except class specific expenses for service fees, 12b-1 distribution fees, and transfer agent fees which shall be paid directly by the applicable class as follows:

     SERVICE FEE:

              Class Y:                      10 basis points

         12B-1 FEE:
         --------------- ------------------------------------------------------
         Class A                            25 basis points
         --------------- ------------------------------------------------------
         Class B                           100 basis points
         --------------- ------------------------------------------------------
         Class C                           100 basis points
         --------------- ------------------------------------------------------
         Class Y                                 None
         --------------- ------------------------------------------------------

         TRANSFER AGENT FEE:
         In addition to the base fee charged to Class Y,
         ---------------- -----------------------------------------------------
         Class A             An additional $2 for each shareholder account
         ---------------- -----------------------------------------------------
         Class B             An additional $3 for each shareholder account
         ---------------- -----------------------------------------------------
         Class C            An additional $2.50 for each shareholder account
         ---------------- -----------------------------------------------------

Should an expense of a class be waived or reimbursed, American Express Financial Corporation first will determine that the waiver or reimbursement will not result in another class subsidizing the class, is fair and equitable to all classes and does not operate to the detriment of another class and then shall monitor the implementation and operation to assure the waiver or reimbursement operates consistent with the determination. The board shall monitor the actions of American Express Financial Corporation.

Exchange Privileges

Shares of a class may be exchanged for shares of the same class of another fund that is part of the American Express Funds.

Conversion Privileges

Class B shares, including a proportionate amount of shares acquired through reinvestment of distributions, will convert into Class A shares in the ninth year of ownership at relative net asset values without the imposition of any fee.

--------------------------------------------------------------------------------
                                  SECTION III.
--------------------------------------------------------------------------------

        FOR THE FUNDS LISTED IN SCHEDULE III (THOSE WITH CLASSES D AND E)

Separate Arrangements

Each class of shares will represent interests in the same portfolio of investments of the Fund and be identical except those differences that relate to
(a) the impact of the disproportionate payments made under the Rule 12b-1 plan;
(b) the impact of the disproportionate payments made because of service fees;
(c) the differences in class expenses including transfer agent fees and any other expense determined by the board to be a class expense; and (d) the difference in voting rights on the 12b-1 plan, exchange privileges and class designations. The current classes of shares are as follows:

                  Class D shares

                  Class E shares

Expense Allocation Procedures

American Express Financial Corporation, as the Fund's administrator, on a daily basis shall allocate the income, expenses, and realized and unrealized gains and losses of the Fund on the basis of the relative percentage of net assets of each class of shares, except class specific expenses for 12b-1 distribution fees and any other class specific fee, which shall be paid directly by the applicable class as follows:

         12B-1 FEE:
         --------------- ------------------------------------------------------
         Class D                            25 basis points
         --------------- ------------------------------------------------------
         Class E                                 None
         --------------- ------------------------------------------------------

Should an expense of a class be waived or reimbursed, American Express Financial Corporation first will determine that the waiver or reimbursement will not result in another class subsidizing the class, is fair and equitable to all classes and does not operate to the detriment of another class and then shall monitor the implementation and operation to assure the waiver or reimbursement operates consistent with the determination. The board shall monitor the actions of American Express Financial Corporation.

Exchange Privileges

Shares of a class may be exchanged for shares of the same class of another fund that is part of the American Express Funds.


Schedule I

----------------------------------------------------------------------------------------------------------
                                  FUNDS WITH CLASSES A, B, C, I AND Y
----------------------------------------------------------------------------------------------------------

Equity Funds                                            Fixed Income Funds
AXP Dimensions Series, Inc.                             AXP Discovery Series, Inc.
     o    AXP New Dimensions Fund                            o    AXP Core Bond Fund
AXP Equity Series, Inc.                                      o    AXP Income Opportunities Fund
     o    AXP Equity Select Fund                             o    AXP Inflation Protected Securities Fund
AXP Global Series, Inc.                                      o    AXP Limited Duration Bond Fund
     o    AXP Emerging Markets Fund                     AXP Fixed Income Series, Inc.
AXP Growth Series, Inc.                                      o    AXP Diversified Bond Fund
     o    AXP Growth Fund                               AXP Global Series, Inc.
     o    AXP Large Cap Equity Fund                          o    AXP Global Bond Fund
     o    AXP Large Cap Value Fund                      AXP Government Income Series, Inc.
AXP International Series, Inc.                               o    AXP Short Duration U.S. Government Fund
     o    AXP International Fund                             o    AXP U.S. Government Mortgage Fund
AXP Investment Series, Inc.                             AXP High Yield Income Series, Inc.
     o    AXP Diversified Equity Income Fund                 o    AXP High Yield Bond Fund
     o    AXP Mid Cap Value Fund                        Money Market Funds
AXP Partners International Series, Inc.                 AXP Money Market Series, Inc.
     o    AXP Partners International Aggressive              o    AXP Cash Management Fund
          Growth Fund
     o    AXP Partners International Core Fund
     o    AXP Partners International Select
          Value Fund
     o    AXP Partners International Small Cap
          Fund
AXP Partners Series, Inc.
     o    AXP Partners Aggressive Growth Fund
     o    AXP Partners Fundamental Value Fund
     o    AXP Partners Growth Fund
     o    AXP Partners Select Value Fund
     o    AXP Partners Small Cap Core Fund
     o    AXP Partners Small Cap Value Fund
     o    AXP Partners Value Fund
AXP Sector Series, Inc.
     o    AXP Dividend Opportunity Fund
     o    AXP Real Estate Fund
AXP Selected Series, Inc.
     o    AXP Precious Metals Fund
AXP Stock Series, Inc.
     o    AXP Stock Fund
AXP Strategy Series, Inc.
     o    AXP Equity Value Fund
     o    AXP Partners Small Cap Growth Fund
     o    AXP Small Cap Advantage Fund

Schedule II

----------------------------------------------------------------------------------------------------------
                                     Funds with Classes A, B, C and Y
----------------------------------------------------------------------------------------------------------

Equity Funds                                                    Fixed Income Funds
AXP Dimensions Series, Inc.                                     AXP California Tax-Exempt Trust
    o    AXP Growth Dimensions Fund                                 o    AXP California Tax-Exempt Fund **
AXP Discovery Series, Inc.                                      AXP High Yield Tax-Exempt Series, Inc.
    o    AXP Discovery Fund                                         o    AXP High Yield Tax-Exempt
AXP Global Series, Inc.                                         AXP Income Series, Inc.
    o    AXP Global Balanced Fund                                   o    AXP Selective Fund
    o    AXP Global Equity Fund                                 AXP Market Advantage Series, Inc.
    o    AXP Global Technology Fund                                 o    AXP Portfolio Builder - Conservative Fund
AXP Growth Series, Inc.                                             o    AXP Portfolio Builder - Moderate Conservative
    o    AXP Quantitative Large Cap Equity Fund                          Fund
    o    AXP Research Opportunities Fund                        AXP Special Tax-Exempt Series Trust
AXP International Series, Inc.                                      o    AXP Insured Tax-Exempt Fund
    o    AXP European Equity Fund                                   o    AXP Massachusetts Tax-Exempt Fund **
AXP Investment Series, Inc.                                         o    AXP Michigan Tax-Exempt Fund **
    o    AXP Mutual                                                 o    AXP Minnesota Tax-Exempt Fund **
AXP Managed Series, Inc.                                            o    AXP New York Tax-Exempt Fund **
    o    AXP Managed Allocation Fund                                o    AXP Ohio Tax-Exempt Fund **
AXP Market Advantage Series, Inc.                               AXP Tax-Exempt Series, Inc.
    o    AXP Blue Chip Advantage Fund                               o    AXP Intermediate Tax-Exempt Fund
    o    AXP Portfolio Builder - Moderate Fund                      o    AXP Tax-Exempt Bond Fund
    o    AXP Portfolio Builder - Moderate Aggressive
         Fund
    o    AXP Portfolio Builder - Aggressive Fund
    o    AXP Portfolio Builder - Total Equity Fund
    o    AXP Small Company Index Fund *
AXP Progressive Series, Inc.
    o    AXP Progressive Fund
AXP Strategy Series, Inc.
    o    AXP Focused Growth Fund
    o    AXP Strategy Aggressive Fund

 * This Fund does not offer Class C shares.

** This Fund does not offer Class Y shares.

Schedule III

--------------------------------------------------------------------------------
                           Funds with Classes D and E
--------------------------------------------------------------------------------

AXP Market Advantage Series, Inc.
    o    AXP Mid Cap Index Fund
    o    AXP S&P 500 Index Fund